Exhibit 99.1
FOR IMMEDIATE RELEASE
Lam Research Corporation Reports Financial Results for the Quarter Ended September 29, 2024
FREMONT, Calif., October 23, 2024 - Lam Research Corporation (the "Company," "Lam," "Lam Research") today announced financial results for the quarter ended September 29, 2024 (the “September 2024 quarter”).
On May 21, 2024, the Company announced a ten-for-one stock split which was effective October 2, 2024. All references made to share or per share amounts in this press release have been adjusted to reflect the stock split, unless otherwise indicated.
Highlights for the September 2024 quarter were as follows:
•Revenue of $4.17 billion.
•U.S. GAAP gross margin of 48.0%, U.S. GAAP operating income as a percentage of revenue of 30.3%, and U.S. GAAP diluted EPS of $0.86.
•Non-GAAP gross margin of 48.2%, non-GAAP operating income as a percentage of revenue of 30.9%, and non-GAAP diluted EPS of $0.86.
Key Financial Data for the Quarters Ended
September 29, 2024 and June 30, 2024
(in thousands, except per-share data, percentages, and basis points)

U.S. GAAP
	September 2024	June 2024	Change Q/Q
Revenue	$4,167,976	$3,871,507	+ 8%
Gross margin as percentage of revenue	48.0%	47.5%	+ 50 bps
Operating income as percentage of revenue	30.3%	29.1%	+ 120 bps
Diluted EPS pre-split	$8.56	$7.78	+ 10%
Diluted EPS post-split	$0.86	$0.78	+ 10%

Non-GAAP
	September 2024	June 2024	Change Q/Q
Revenue	$4,167,976	$3,871,507	+ 8%
Gross margin as percentage of revenue	48.2%	48.5%	- 30 bps
Operating income as percentage of revenue	30.9%	30.7%	+ 20 bps
Diluted EPS pre-split	$8.60	$8.14	+ 6%
Diluted EPS post-split	$0.86	$0.81	+ 6%

U.S. GAAP Financial Results
For the September 2024 quarter, revenue was $4,168 million, gross margin was $2,003 million, or 48.0% of revenue, operating expenses were $738 million, operating income was 30.3% of revenue, and net income was $1,116 million, or $0.86 per diluted share on a U.S. GAAP basis. This compares to revenue of $3,872 million, gross margin of $1,840 million, or 47.5% of revenue, operating expenses of $714 million, operating income of 29.1% of revenue, and net income of $1,020 million, or $0.78 per diluted share, for the quarter ended June 30, 2024 (the “June 2024 quarter”).
Non-GAAP Financial Results
For the September 2024 quarter, non-GAAP gross margin was $2,009 million, or 48.2% of revenue, non-GAAP operating expenses were $722 million, non-GAAP operating income was 30.9% of revenue, and non-GAAP net income was $1,122 million, or $0.86 per diluted share. This compares to non-GAAP gross margin of $1,876 million, or 48.5% of revenue, non-GAAP operating expenses of $689 million, non-GAAP operating income of 30.7% of revenue, and non-GAAP net income of $1,067 million, or $0.81 per diluted share, for the June 2024 quarter.

“With continued strong execution, Lam delivered financial performance ahead of expectations,” said Tim Archer, Lam Research's President and Chief Executive Officer. “Looking forward, etch and deposition are fundamental to enabling the next generation of semiconductors. Our investments in key technology inflections position us well to outperform WFE growth in 2025 and beyond.”

Balance Sheet and Cash Flow Results
Cash, cash equivalents, and restricted cash balances increased to $6.1 billion at the end of the September 2024 quarter compared to $5.9 billion at the end of the June 2024 quarter. The increase was primarily the result of cash generated from operating activities, partially offset by cash deployed for capital return activities and capital expenditures during the quarter.
Deferred revenue at the end of the September 2024 quarter increased to $2,047 million compared to $1,552 million as of the end of the June 2024 quarter. Lam's deferred revenue balance does not include shipments to customers in Japan, to whom control does not transfer until customer acceptance. Shipments to customers in Japan are classified as inventory at cost until the time of acceptance. The estimated future revenue from shipments to customers in Japan was approximately $184 million as of September 29, 2024 and $98 million as of June 30, 2024.
Revenue
The geographic distribution of revenue during the September 2024 quarter is shown in the following table:

Region	Revenue
China	37%
Korea	18%
Taiwan	15%
United States	12%
Japan	7%
Southeast Asia	6%
Europe	5%
The following table presents revenue disaggregated between system and customer support-related revenue:

	Three Months Ended
	September 29, 2024	June 30, 2024	September 24, 2023
	(In thousands)
Systems revenue	$2,392,730	$2,169,885	$2,056,655
Customer support-related revenue and other	1,775,246	1,701,622	1,425,407
	$4,167,976	$3,871,507	$3,482,062

Systems revenue includes sales of new leading-edge equipment in deposition, etch and clean markets.
Customer support-related revenue includes sales of customer service, spares, upgrades, and non-leading-edge equipment from our Reliant® product line.
Outlook
For the quarter ended December 29, 2024, Lam is providing the following guidance:

	U.S. GAAP			Reconciling Items		Non-GAAP

Revenue	$4.30 Billion	+/-	$300 Million	—		$4.30 Billion	+/-	$300 Million
Gross margin as a percentage of revenue	46.9%	+/-	1%	$2.8	Million	47.0%	+/-	1%
Operating income as a percentage of revenue	29.9%	+/-	1%	$3.4	Million	30.0%	+/-	1%
Net income per diluted share	$0.87	+/-	$0.10	$3.9	Million	$0.87	+/-	$0.10
Diluted share count	1.29 Billion			—		1.29 Billion
The information provided above is only an estimate of what the Company believes is realizable as of the date of this release and does not incorporate the potential impact of any business combinations, asset acquisitions, divestitures, restructuring, balance sheet valuation adjustments, financing arrangements, other investments, or other significant arrangements that may be completed or realized after the date of this release, except as described below. U.S. GAAP to non-GAAP reconciling items provided include only those items that are known and can be estimated as of the date of this release. Actual results will vary from this model and the variations may be material. Reconciling items included above are as follows:

•Gross margin as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $2.8 million.

•Operating income as a percentage of revenue - amortization related to intangible assets acquired through business combinations, $3.4 million.

•Net income per diluted share - amortization related to intangible assets acquired though business combinations, $3.4 million; amortization of debt discounts, $0.8 million; and associated tax benefit for non-GAAP items ($0.3 million); totaling $3.9 million.
Use of Non-GAAP Financial Results
In addition to U.S. GAAP results, this press release also contains non-GAAP financial results. The Company’s non-GAAP results for both the September 2024 and June 2024 quarters exclude amortization related to intangible assets acquired through business combinations, the effects of elective deferred compensation-related assets and liabilities, amortization of note discounts, and the net income tax effect of non-GAAP items. The June 2024 non-GAAP results also exclude net restructuring charges, and transformational costs.
Management uses non-GAAP gross margin, operating expense, operating income, operating income as a percentage of revenue, net income, and net income per diluted share to evaluate the Company’s operating and financial results. The Company believes the presentation of non-GAAP results is useful to investors for analyzing business trends and comparing performance to prior periods, along with enhancing investors’ ability to view the Company’s results from management’s perspective. Tables presenting reconciliations of non-GAAP results to U.S. GAAP results are included at the end of this press release and on the Company’s website at https://investor.lamresearch.com.
Caution Regarding Forward-Looking Statements
Statements made in this press release that are not of historical fact are forward-looking statements and are subject to the safe harbor provisions created by the Private Securities Litigation Reform Act of 1995. Such forward-looking statements relate to, but are not limited to: our outlook and guidance for future financial results, including revenue, gross margin, operating income and net income; our operational execution; the technologies that will enable the next generation of semiconductors; the extent of our investments in product development and the relevance of those investments to key technology inflections; our competitive positioning; wafer fabrication equipment (“WFE”) spending growth; and our positioning and prospects for performance relative to WFE growth. Some factors that may affect these forward-looking statements include: trade regulations, export controls, trade disputes, and other geopolitical tensions may inhibit our ability to sell our products; business, political and/or regulatory conditions in the consumer electronics industry, the semiconductor industry and the overall economy may deteriorate or change; the actions of our customers and competitors may be inconsistent with our expectations; supply chain cost increases and other inflationary pressures have impacted and may continue to impact our profitability; supply chain disruptions or manufacturing capacity constraints may limit our ability to manufacture and sell our products; and natural and human-caused disasters, disease outbreaks, war, terrorism, political or governmental unrest or instability, or other events beyond our control may impact our operations and revenue in affected areas; as well as the other risks and uncertainties that are described in the documents filed or furnished by us with the Securities and Exchange Commission, including specifically the Risk Factors described in our annual report on Form 10-K for the fiscal year ended June 30, 2024. These uncertainties and changes could materially affect the forward-looking statements and cause actual results to vary from expectations in a material way. The Company undertakes no obligation to update the information or statements made in this release.
Lam Research Corporation is a global supplier of innovative wafer fabrication equipment and services to the semiconductor industry. Lam's equipment and services allow customers to build smaller and better performing devices. In fact, today, nearly every advanced chip is built with Lam technology. We combine superior systems engineering, technology leadership, and a strong values-based culture, with an unwavering commitment to our customers. Lam Research (Nasdaq: LRCX) is a FORTUNE 500® company headquartered in Fremont, Calif., with operations around the globe. Learn more at www.lamresearch.com. (LRCX)
Consolidated Financial Tables Follow.
 ###

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS
(in thousands, except per share data and percentages)
(unaudited)

	Three Months Ended
	September 29, 2024	June 30, 2024	September 24, 2023
Revenue	$4,167,976	$3,871,507	$3,482,062
Cost of goods sold	2,165,293	2,026,133	1,819,420
Restructuring charges, net - cost of goods sold	—	5,276	7,940
Total cost of goods sold	2,165,293	2,031,409	1,827,360
Gross margin	2,002,683	1,840,098	1,654,702
Gross margin as a percent of revenue	48.0%	47.5%	47.5%
Research and development	495,358	497,829	422,629
Selling, general and administrative	243,128	216,477	207,023
Restructuring charges, net - operating expenses	—	(768)	2,021
Total operating expenses	738,486	713,538	631,673
Operating income	1,264,197	1,126,560	1,023,029
Operating income as a percent of revenue	30.3%	29.1%	29.4%
Other income (expense), net	30,081	27,796	2,601
Income before income taxes	1,294,278	1,154,356	1,025,630
Income tax expense	(177,834)	(134,074)	(138,232)
Net income	$1,116,444	$1,020,282	$887,398
Pre-split:
Net income per share:
Basic	$8.59	$7.81	$6.69
Diluted	$8.56	$7.78	$6.66
Number of shares used in per share calculations:
Basic	129,924	130,633	132,584
Diluted	130,407	131,112	133,166
Cash dividend declared per common share	$2.30	$2.00	$2.00
Post-split:
Net income per share:
Basic	$0.86	$0.78	$0.67
Diluted	$0.86	$0.78	$0.67
Number of shares used in per share calculations:
Basic	1,299,236	1,306,333	1,325,840
Diluted	1,304,066	1,311,118	1,331,664
Cash dividend declared per common share	$0.23	$0.20	$0.20

 LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED BALANCE SHEETS
(in thousands)

	September 29, 2024	June 30, 2024	September 24, 2023
	(unaudited)	(1)	(unaudited)
ASSETS
Cash and cash equivalents	$6,067,471	$5,847,856	$5,126,150
Accounts receivable, net	2,937,217	2,519,250	2,810,953
Inventories	4,209,878	4,217,924	4,747,781
Prepaid expenses and other current assets	277,802	298,190	308,678
Total current assets	13,492,368	12,883,220	12,993,562
Property and equipment, net	2,214,269	2,154,518	2,110,511
Goodwill and intangible assets	1,758,344	1,765,073	1,784,000
Other assets	2,067,508	1,941,917	1,650,384
Total assets	$19,532,489	$18,744,728	$18,538,457
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current portion of long-term debt and finance lease obligations	$504,682	$504,814	$3,861
Other current liabilities	4,837,986	3,833,624	4,243,316
Total current liabilities	5,342,668	4,338,438	4,247,177
Long-term debt and finance lease obligations	4,479,087	4,478,520	4,980,460
Income taxes payable	664,717	813,304	780,511
Other long-term liabilities	574,126	575,012	482,979
Total liabilities	11,060,598	10,205,274	10,491,127
Stockholders’ equity (2)	8,471,891	8,539,454	8,047,330
Total liabilities and stockholders’ equity	$19,532,489	$18,744,728	$18,538,457

(1)	Derived from audited financial statements.
(2)	Common shares issued and outstanding were 1,291,958 as of September 29, 2024, 1,303,769 as of June 30, 2024, and 1,320,721 as of September 24, 2023.

LAM RESEARCH CORPORATION
CONDENSED CONSOLIDATED STATEMENTS OF CASH FLOWS
(in thousands, unaudited)

	Three Months Ended
	September 29, 2024	June 30, 2024	September 24, 2023
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income	$1,116,444	$1,020,282	$887,398
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	94,295	88,357	90,479
Deferred income taxes	(108,722)	(61,375)	(24,238)
Equity-based compensation expense	80,011	79,092	67,211
Other, net	(457)	(3,999)	(150)
Changes in operating assets and liabilities	386,900	(259,927)	(69,537)
Net cash provided by operating activities	1,568,471	862,430	951,163
CASH FLOWS FROM INVESTING ACTIVITIES:
Capital expenditures and intangible assets	(110,588)	(100,748)	(76,992)
Net maturities and sales of available-for-sale securities	—	—	7,275
Other, net	37	(865)	(4,966)
Net cash used for investing activities	(110,551)	(101,613)	(74,683)
CASH FLOWS FROM FINANCING ACTIVITIES:
Principal payments on debt, including finance lease obligations	(934)	(949)	(253,109)
Treasury stock purchases	(997,035)	(373,550)	(843,238)
Dividends paid	(260,985)	(261,462)	(230,332)
Reissuance of treasury stock related to employee stock purchase plan	—	66,885	—
Proceeds from issuance of common stock, net issuance costs	(43)	2,796	2,818
Other, net	(324)	(7,871)	(2,151)
Net cash used for financing activities	(1,259,321)	(574,151)	(1,326,012)
Effect of exchange rate changes on cash, cash equivalents, and restricted cash	22,682	(9,616)	(11,031)
Net change in cash, cash equivalents, and restricted cash	221,281	177,050	(460,563)
Cash, cash equivalents, and restricted cash at beginning of period (1)	5,850,803	5,673,753	5,587,372
Cash, cash equivalents, and restricted cash at end of period (1)	$6,072,084	$5,850,803	$5,126,809

(1)	Restricted cash is reported within Other assets in the Condensed Consolidated Balance Sheets

Non-GAAP Financial Summary
(in thousands, except percentages and per share data)
(unaudited)

	Three Months Ended
	September 29, 2024	June 30, 2024
Revenue	$4,167,976	$3,871,507
Gross margin	$2,009,022	$1,876,345
Gross margin as percentage of revenue	48.2%	48.5%
Operating expenses	$722,148	$689,133
Operating income	$1,286,874	$1,187,212
Operating income as a percentage of revenue	30.9%	30.7%
Net income	$1,121,507	$1,066,890
Pre-split:
Net income per diluted share	$8.60	$8.14
Shares used in per share calculation - diluted	130,407	131,112
Post-split:
Net income per diluted share	$0.86	$0.81
Shares used in per share calculation - diluted	1,304,066	1,311,118
Reconciliation of U.S. GAAP Net Income to Non-GAAP Net Income
(in thousands, except per share data)
(unaudited)

	Three Months Ended
	September 29, 2024	June 30, 2024
U.S. GAAP net income	$1,116,444	$1,020,282
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations - cost of goods sold	3,076	3,076
Elective deferred compensation ("EDC") related liability valuation increase - cost of goods sold	3,263	2,488
Restructuring charges, net - cost of goods sold	—	5,276
Transformational costs - cost of goods sold	—	25,407
EDC related liability valuation increase - research and development	8,136	4,479
Transformational costs - Research and development	—	8,469
Amortization related to intangible assets acquired through certain business combinations - selling, general and administrative	692	770
EDC related liability valuation increase - selling, general and administrative	7,510	2,986
Transformational costs - selling, general and administrative	—	8,469
Restructuring charges, net - operating expenses	—	(768)
Amortization of note discounts - other income (expense), net	765	759
Gain on EDC related asset - other income (expense), net	(17,420)	(9,643)
Net income tax benefit on non-GAAP items	(959)	(5,160)
Non-GAAP net income	$1,121,507	$1,066,890
Pre-split
Non-GAAP net income per diluted share	$8.60	$8.14
U.S. GAAP net income per diluted share	$8.56	$7.78
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	130,407	131,112
Post-split
Non-GAAP net income per diluted share	$0.86	$0.81
U.S. GAAP net income per diluted share	$0.86	$0.78
U.S. GAAP and non-GAAP number of shares used for per diluted share calculation	1,304,066	1,311,118

Reconciliation of U.S. GAAP Gross Margin, Operating Expenses and Operating Income to Non-GAAP Gross Margin, Operating Expenses and Operating Income
(in thousands, except percentages)
(unaudited)

	Three Months Ended
	September 29, 2024	June 30, 2024
U.S. GAAP gross margin	$2,002,683	$1,840,098
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	3,076	3,076
EDC related liability valuation increase	3,263	2,488
Restructuring charges, net	—	5,276
Transformational costs	—	25,407
Non-GAAP gross margin	$2,009,022	$1,876,345
U.S. GAAP gross margin as a percentage of revenue	48.0%	47.5%
Non-GAAP gross margin as a percentage of revenue	48.2%	48.5%
U.S. GAAP operating expenses	$738,486	$713,538
Pre-tax non-GAAP items:
Amortization related to intangible assets acquired through certain business combinations	(692)	(770)
EDC related liability valuation increase	(15,646)	(7,465)
Restructuring charges, net	—	768
Transformational costs	—	(16,938)
Non-GAAP operating expenses	$722,148	$689,133
U.S. GAAP operating income	$1,264,197	$1,126,560
Non-GAAP operating income	$1,286,874	$1,187,212
U.S. GAAP operating income as percent of revenue	30.3%	29.1%
Non-GAAP operating income as a percent of revenue	30.9%	30.7%

Lam Research Corporation Contacts:
Ram Ganesh, Investor Relations, phone: 510-572-1615, e-mail: investor.relations@lamresearch.com